UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-4304

Exact name of registrant as specified in charter:	Delaware Group Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2007

Item 1. Schedule of Investments (Unaudited)

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund (formerly Delaware American Government Bond Fund)

April 30, 2007

		Principal
		Amount°	Value
Agency Collateralized Mortgage Obligations – 6.71%
Fannie Mae
Series 1988-15 A 9.00% 6/25/18	USD	1,749	$1,860
Series 1996-46 ZA 7.50% 11/25/26		211,514	219,181
Series 2001-50 BA 7.00% 10/25/41		253,049	260,507
Series 2003-122 AJ 4.50% 2/25/28		186,390	182,371
Series 2005-110 MB 5.50% 9/25/35		1,470,000	1,482,650
•Series 2006-M2 A2F 5.259% 5/25/20		705,000	699,642
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41		264,484	272,243
Series 2002-T1 A2 7.00% 11/25/31		152,666	157,332
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		101,149	113,953
Series C-2 12.00% 5/1/09		80,299	83,746
Series D-2 11.00% 4/1/09		45,664	46,578
Series F-2 11.50% 5/1/09		33,211	34,367
Series H-2 11.50% 5/1/09		54,007	55,859
Series J-1 7.00% 11/1/10		5,071	5,116
Fannie Mae Whole Loan
Series 2002-W1 2A 7.50% 2/25/42		155,537	161,630
Series 2004-W9 2A1 6.50% 2/25/44		192,291	197,368
tFHLMC Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		56,811	59,109
Series T-58 2A 6.50% 9/25/43		1,126,249	1,153,539
Freddie Mac
Series 2552 KB 4.25% 6/15/27		300,366	297,987
Series 2662 MA 4.50% 10/15/31		334,039	328,454
Series 3005 ED 5.00% 7/15/25		365,000	350,630
Series 3063 PC 5.00% 2/15/29		1,065,000	1,056,516
•Freddie Mac Reference Series R008 FK 5.72% 7/15/23		667,959	672,080
Total Agency Collateralized Mortgage Obligations (cost $7,986,160)			7,892,718

Agency Mortgage-Backed Securities – 27.30%
Fannie Mae
5.50% 1/1/13		384,040	384,346
10.50% 6/1/30		11,454	12,955
•Fannie Mae ARM
5.064% 8/1/35		415,656	410,351
5.895% 4/1/36		1,125,474	1,140,065
6.154% 6/1/36		830,407	841,825
6.216% 7/1/36		690,873	702,152
6.31% 7/1/36		710,177	722,783
6.352% 8/1/36		395,231	402,672
6.372% 4/1/36		325,140	332,506
Fannie Mae Relocation 30 yr 5.00% 9/1/33 to 11/1/33		1,512,794	1,475,490
Fannie Mae S.F. 15 yr
6.50% 6/1/16		29	30
8.00% 10/1/16		345,687	360,187
Fannie Mae S.F. 15 yr TBA
4.50% 5/1/22		610,000	590,365
6.00% 5/1/22		140,000	142,275
Fannie Mae S.F. 30 yr
8.00% 2/1/30		23,342	24,691
10.00% 7/1/20 to 2/1/25		546,539	605,288
Fannie Mae S.F. 30 yr TBA
5.00% 5/1/37		3,175,000	3,066,852
5.50% 5/1/37		10,960,000	10,836,699
6.00% 5/1/37		3,345,000	3,370,087
Freddie Mac 6.00% 1/1/17		234,851	237,567
Freddie Mac Relocation 15 yr 3.50% 10/1/18		332,633	309,938
Freddie Mac Relocation 30 yr 5.00% 9/1/33		1,973,524	1,930,625

Freddie Mac S.F. 30 yr
7.00% 11/1/33	106,778	111,108
8.00% 5/1/11 to 5/1/31	347,941	364,612
8.50% 12/1/09	5,441	5,565
9.00% 9/1/30	132,095	143,636
10.00% 1/1/19	25,803	28,445
11.50% 6/1/15 to 3/1/16	126,856	139,351
GNMA I GPM
11.00% 3/15/13	29,929	32,751
12.00% 1/15/13	6,128	6,846
12.25% 3/15/14	10,321	11,463
GNMA I S.F. 15 yr 6.50% 7/15/14	77,836	79,792
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32	401,182	420,045
8.00% 5/15/30	39,759	42,363
9.50% 9/15/17 to 3/15/23	206,656	224,704
10.00% 9/15/18	12,128	13,481
11.00% 12/15/09 to 9/15/15	97,122	105,217
11.50% 7/15/15	5,940	6,682
12.00% 12/15/12 to 11/15/15	367,603	412,131
12.50% 5/15/10 to 1/15/16	67,971	75,930
GNMA II GPM 10.75% 3/20/16	7,795	8,607
GNMA II S.F. 30 yr
6.00% 11/20/28	186,126	189,222
6.50% 2/20/30	240,515	248,107
7.50% 9/20/30	45,895	47,909
8.00% 6/20/30	24,303	25,798
10.00% 11/20/15 to 6/20/21	60,412	67,248
10.50% 3/20/16 to 2/20/21	76,159	85,411
11.00% 5/20/15 to 7/20/19	1,793	1,992
12.00% 3/20/14 to 5/20/15	11,896	13,413
12.50% 10/20/13 to 7/20/15	86,448	96,053
GNMA S.F. 30 yr TBA
5.50% 5/1/37	605,000	601,597
6.00% 5/1/37	605,000	613,130
Total Agency Mortgage-Backed Securities (cost $32,083,106)		32,122,358

Agency Obligations – 0.15%
^Fannie Mae 5.48% 10/9/19	350,000	177,555
Total Agency Obligations (cost $178,623)		177,555

Commercial Mortgage-Backed Securities – 6.09%
Bank of America Commercial Mortgage Securities
•Series 2006-3 A4 5.889% 7/10/44	435,000	450,547
Series 2006-4 A4 5.634% 7/10/46	45,000	45,789
Citigroup Commercial Mortgage Trust Series 2006-C5 A4 5.431% 10/15/49	300,000	300,558
#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	1,505,000	1,580,964
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.555% 2/15/39	115,000	116,694
Goldman Sachs Mortgage Securities II
Series 2006-GG8 A4 5.56% 11/10/39	540,000	547,104
•#Series 2006-RR3 A1S 144A 5.76% 7/18/56	620,000	625,828
Greenwich Capital Commercial Funding Series 2007-GG9 A4 5.444% 3/10/39	775,000	778,392
JPMorgan Chase Commercial Mortgage Securities
•Series 2006-LDP7 AJ 5.875% 4/15/45	135,000	139,263
•#Series 2006-RR1A A1 144A 5.455% 10/18/52	530,000	528,097
Series 2007-CB18 A4 5.44% 6/12/47	425,000	425,675
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	540,000	537,040
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-5 A4 5.378% 8/12/48	410,000	408,436
#Tower 144A
Series 2006-1 B 5.588% 2/15/36	130,000	130,968
Series 2006-1 C 5.707% 2/15/36	195,000	196,765
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 A3 5.246% 12/15/43	355,000	354,530
Total Commercial Mortgage-Backed Securities (cost $7,189,358)		7,166,650

Corporate Bonds – 33.49%
Banking – 5.32%
BAC Capital Trust XI 6.625% 5/23/36	85,000	91,412
•BAC Capital Trust XIV 5.63% 12/31/49	230,000	231,137
•#Barclays Bank 144A 7.375% 6/29/49	210,000	228,507
CitiFinancial 10.00% 5/15/09	1,500,000	1,641,308
Citigroup 6.125% 8/25/36	310,000	320,743

First Union Institutional Capital II 7.85% 1/1/27	255,000	265,286
•#HBOS 144A 5.92% 9/29/49	200,000	197,222
JP Morgan Chase Capital XVIII 6.95% 8/17/36	195,000	209,383
•#KBC Bank Funding Trust III 144A 9.86% 11/29/49	530,000	586,241
•MUFG Capital Finance 1 6.346% 7/29/49	210,000	214,854
Popular North America 4.25% 4/1/08	185,000	182,471
•#Rabobank Capital Funding II 144A 5.26% 12/29/49	210,000	204,888
•RBS Capital Trust I 4.709% 12/29/49	20,000	19,166
•#Resona Bank 144A 5.85% 9/29/49	370,000	368,844
•#Resona Preferred Global Securities 144A 7.191% 12/29/49	560,000	592,879
•#Shinsei Finance II 144A 7.16% 7/29/49	210,000	214,856
•VTB 24 Capital 6.15% 12/7/09	300,000	300,570
•Wachovia Capital Trust III 5.80% 8/29/49	150,000	152,366
•#Woori Bank 144A 6.208% 5/2/37	240,000	239,993
		6,262,126
Basic Industries – 2.56%
Alcoa 5.95% 2/1/37	110,000	109,606
Bowater 9.00% 8/1/09	210,000	221,813
Freeport McMoRan Copper & Gold 8.375% 4/1/17	165,000	180,881
Georgia-Pacific
8.875% 5/15/31	260,000	278,200
9.50% 12/1/11	130,000	144,300
Lubrizol 4.625% 10/1/09	160,000	157,858
#MacDermid 144A 9.50% 4/15/17	170,000	177,225
Norske Skog Canada 8.625% 6/15/11	725,000	738,593
#Norske Skogindustrier 144A 7.125% 10/15/33	385,000	353,700
#Sappi Papier Holding 144A 7.50% 6/15/32	330,000	313,605
Vale Overseas
6.25% 1/23/17	155,000	159,341
6.875% 11/21/36	165,000	175,840
		3,010,962
Brokerage – 1.73%
•Ameriprise Financial 7.518% 6/1/66	460,000	500,077
AMVESCAP
4.50% 12/15/09	275,000	270,416
5.625% 4/17/12	215,000	216,495
Goldman Sachs Group 6.345% 2/15/34	125,000	126,765
LaBranche
9.50% 5/15/09	500,000	526,249
11.00% 5/15/12	165,000	180,675
Merrill Lynch 6.22% 9/15/26	210,000	214,442
		2,035,119
Capital Goods – 0.33%
Caterpillar 6.05% 8/15/36	160,000	165,013
#Siemens Finance 144A 6.125% 8/17/26	220,000	225,147
		390,160
Communications – 4.66%
AT&T
7.30% 11/15/11	220,000	239,263
8.00% 11/15/31	160,000	201,088
BellSouth 4.20% 9/15/09	105,000	102,938
British Telecommunications 9.125% 12/15/30	125,000	174,802
CCH I Holdings 13.50% 1/15/14	155,000	158,488
Citizens Communications 9.25% 5/15/11	125,000	139,844
Comcast
•5.656% 7/14/09	160,000	160,327
6.45% 3/15/37	135,000	136,984
Cox Communications 4.625% 1/15/10	145,000	143,090
Nextel Communications 6.875% 10/31/13	220,000	226,306
#Orascom Telecom Finance 144A 7.875% 2/8/14	135,000	133,988
Qwest 7.875% 9/1/11	330,000	353,099
Sprint Capital
7.625% 1/30/11	265,000	284,601
8.75% 3/15/32	130,000	153,846
Telecom Italia Capital
4.00% 1/15/10	230,000	223,178
•5.969% 7/18/11	380,000	383,302
7.20% 7/18/36	265,000	284,391
Telefonica Emisones
•5.65% 6/19/09	180,000	180,743
5.984% 6/20/11	160,000	164,472
6.421% 6/20/16	160,000	167,820

Telefonos de Mexico 4.50% 11/19/08		325,000	323,004
TELUS 4.95% 3/15/17	CAD	110,000	91,683
Time Warner 5.50% 11/15/11	USD	210,000	211,912
#Time Warner Cable 144A
5.85% 5/1/17		170,000	171,342
6.55% 5/1/37		290,000	294,251
Time Warner Entertainment 8.375% 3/15/23		115,000	137,297
USI Holdings 8.11% 12/30/14		100,000	100,000
Vodafone Group 6.15% 2/27/37		140,000	138,494
			5,480,553
Consumer Cyclical – 5.63%
Corrections Corporation of America 7.50% 5/1/11		120,000	125,100
Costco Wholesale 5.50% 3/15/17		320,000	323,475
•DaimlerChrysler Holding 5.81% 8/3/09		370,000	372,050
Federated Retail Holdings 5.35% 3/15/12		160,000	160,089
Ford Motor Credit 9.875% 8/10/11		1,690,000	1,801,176
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		280,000	308,000
General Motors 8.375% 7/15/33		345,000	313,519
GMAC
6.875% 9/15/11		765,000	768,286
8.00% 11/1/31		500,000	538,161
Harrah's Operating 6.50% 6/1/16		260,000	232,433
Home Depot 5.875% 12/16/36		110,000	106,985
#KAR Holdings 144A 10.00% 5/1/15		150,000	156,188
Lear 8.75% 12/1/16		65,000	63,619
MGM MIRAGE 9.75% 6/1/07		500,000	501,875
Penney (J.C.)
6.375% 10/15/36		85,000	85,001
7.375% 8/15/08		125,000	127,630
8.125% 4/1/27		180,000	185,165
Viacom
•5.70% 6/16/09		170,000	170,567
5.75% 4/30/11		170,000	172,469
6.875% 4/30/36		110,000	111,753
			6,623,541
Consumer Non-Cyclical – 2.09%
AmerisourceBergen 5.625% 9/15/12		265,000	266,123
#Aramark 144A
8.50% 2/1/15		85,000	89,356
•8.86% 2/1/15		85,000	87,763
Boston Scientific 6.40% 6/15/16		230,000	229,901
HCA
6.50% 2/15/16		180,000	157,725
#144A 9.125% 11/15/14		30,000	32,475
#HealthSouth 144A 10.75% 6/15/16		250,000	273,750
Kraft Foods
4.125% 11/12/09		125,000	121,946
6.50% 11/1/31		30,000	30,915
Medco Health Solutions 7.25% 8/15/13		315,000	341,314
Pilgrim's Pride 9.625% 9/15/11		300,000	314,250
Procter & Gamble 5.55% 3/5/37		25,000	24,728
US Oncology 9.00% 8/15/12		125,000	133,750
Wyeth
5.50% 2/1/14		190,000	192,404
5.95% 4/1/37		160,000	160,545
			2,456,945
Electric – 1.86%
Dominion Resources
5.687% 5/15/08		160,000	160,418
•6.30% 9/30/66		210,000	214,911
FPL Group Capital 5.625% 9/1/11		200,000	203,775
MidAmerican Funding 6.75% 3/1/11		170,000	179,929
Oncor Electric Delivery 7.00% 9/1/22		35,000	37,889
Pepco Holdings
5.50% 8/15/07		155,000	154,961
•5.985% 6/1/10		200,000	200,193
#TAQA 144A
5.875% 10/27/16		190,000	192,338
6.50% 10/27/36		565,000	575,541

TECO Energy 7.20% 5/1/11		160,000	171,200
Xcel Energy 6.50% 7/1/36		95,000	100,287
			2,191,442
Energy – 1.70%
Anadarko Petroleum 5.95% 9/15/16		85,000	85,813
Apache 5.25% 4/15/13		145,000	145,400
Canadian Natural Resources 6.25% 3/15/38		170,000	169,315
#Energy Partners 144A 9.75% 4/15/14		110,000	112,475
Halliburton 5.50% 10/15/10		85,000	86,130
#Ras Laffan Liquefied Natural Gas III 144A 5.838% 9/30/27		530,000	509,687
Siberian Oil 10.75% 1/15/09		285,000	309,595
#TNK-BP Finance 144A 6.625% 3/20/17		305,000	304,238
Tyumen Oil 11.00% 11/6/07		275,000	283,168
			2,005,821
Finance Companies – 2.39%
•American Express 6.80% 9/1/66		145,000	155,156
National Rural Utilities Cooperative Finance 5.45% 4/10/17		95,000	95,394
Residential Capital
5.125% 5/17/12	EUR	185,000	245,111
•5.84% 6/9/08	USD	230,000	228,456
6.00% 2/22/11		210,000	207,778
6.125% 11/21/08		210,000	209,935
6.375% 6/30/10		170,000	170,575
6.50% 4/17/13		210,000	210,145
6.875% 6/30/15		420,000	425,958
•#144A 7.187% 4/17/09		305,000	303,730
SLM 5.40% 10/25/11		585,000	561,778
			2,814,016
Insurance – 3.32%
•#Catlin Insurance 144A 7.249% 12/31/49		100,000	100,988
#Farmers Exchange Capital 144A 7.05% 7/15/28		135,000	139,735
#Liberty Mutual Group 144A
•7.00% 3/15/37		310,000	312,039
7.80% 3/15/37		655,000	660,288
Marsh & McLennan 5.15% 9/15/10		210,000	208,232
#Max USA Holdings 144A 7.20% 4/14/17		150,000	150,997
MetLife
5.00% 6/15/15		115,000	112,315
6.40% 12/15/36		290,000	290,396
Montpelier Re Holdings 6.125% 8/15/13		200,000	197,869
•t#North Front Pass Through Trust 144A 5.81% 12/15/24		525,000	520,352
•#Security Capital Assurance 144A 6.88% 6/30/49		110,000	112,371
St. Paul Travelers 5.01% 8/16/07		175,000	174,782
Unum Group 5.859% 5/15/09		160,000	161,472
WellPoint
4.25% 12/15/09		130,000	127,460
5.85% 1/15/36		150,000	145,426
•XL Capital 6.50% 12/31/49		495,000	489,458
			3,904,180
Natural Gas – 0.74%
•Enterprise Products Operating 8.375% 8/1/66		275,000	305,018
Kaneb Pipe Line Operating Partnerhsip 5.875% 6/1/13		260,000	264,035
Kinder Morgan Finance 5.35% 1/5/11		105,000	104,333
Oneok 5.51% 2/16/08		200,000	200,359
			873,745
Real Estate – 0.64%
Developers Diversified Realty
5.25% 4/15/11		90,000	89,844
5.375% 10/15/12		118,000	118,132
HRPT Properties Trust 5.75% 2/15/14		190,000	191,585
#Realogy 144A 12.375% 4/15/15		155,000	155,388
#•USB Realty 144A 6.091% 12/22/49		200,000	202,218
			757,167
Technology – 0.24%
#Freescale Semiconductor 144A 10.125% 12/15/16		175,000	177,625
SunGard Data Systems 10.25% 8/15/15		90,000	99,450
			277,075
Transportation – 0.28%
Continental Airlines 5.983% 4/19/22		125,000	124,375

Hertz 8.875% 1/1/14		190,000	205,675
			330,050
Total Corporate Bonds (cost $39,667,386)			39,412,902

Foreign Agencies – 0.06%
Pemex Project Funding Master Trust 6.625% 6/15/35		70,000	74,288
Total Foreign Agencies (cost $70,601)			74,288

Municipal Bonds – 0.97%
Bear Creek Local Improvement District #1 5.50% 5/25/047		730,000	729,555
•Massachusetts State Special Obligation Loan Series A 4.034% 6/1/22 (FSA)		400,000	416,832
Total Municipal Bonds (cost $1,167,870)			1,146,387

Non-Agency Collateralized Mortgage Obligations – 10.92%
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33		1,168,960	1,172,429
Series 2004-11 1CB1 6.00% 12/25/34		852,646	859,971
Series 2005-1 2A1 5.50% 2/25/20		333,724	335,156
Series 2005-5 2CB1 6.00% 6/25/35		217,745	218,324
•Bear Stearns Adjustable Rate Mortgage Trust Series 2007-1 3A2 5.775% 2/25/47		305,668	306,772
•Bear Stearns Alternative Trust Series 2006-3 33A1 6.171% 5/25/36		442,350	448,657
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35		345,257	344,427
Countrywide Alternative Loan Trust Series 2006-2CB A3 5.50% 3/25/36		316,860	316,068
tCountrywide Home Loan Mortgage Pass Through Trust
Series 2005-23 A1 5.50% 11/25/35		668,131	655,394
Series 2006-17 A5 6.00% 12/25/36		154,614	155,025
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.189% 5/25/35		362,797	359,582
#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		200,264	212,248
Series 1999-3 A 8.00% 8/19/29		425,558	450,013
•JPMorgan Mortgage Trust Series 2007-A1 7A4 5.301% 7/25/35		744,568	745,695
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		369,614	369,834
•MASTR Adjustable Rates Mortgage Trust Series 2006-2 4A1 4.991% 2/25/36		138,674	137,749
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		321,164	340,145
•Nomura Asset Acceptance Series 2006-AF1 1A2 6.159% 5/25/36		1,355,000	1,373,170
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		141,746	143,839
Structured Asset Securities Series 2004-12H 1A 6.00% 5/25/34		432,499	433,648
tWashington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35		201,453	201,359
Series 2005-1 6A2 6.50% 3/25/35		39,675	40,189
t•Washington Mutual Mortgage Pass Through Certificates Series 2007-OA2 B1 5.66% 3/25/47		299,701	297,504
Wells Fargo Mortgage Backed Securities Trust
Series 2005-18 1A1 5.50% 1/25/36		753,506	738,200
•Series 2005-AR2 2A1 4.545% 3/25/35		116,588	115,226
Series 2006-2 3A1 5.75% 3/25/36		755,293	752,482
•Series 2006-AR4 2A1 5.779% 4/25/36		654,139	658,161
•Series 2006-AR6 7A1 5.111% 3/25/36		682,982	675,321
Total Non-Agency Collateralized Mortgage Obligations (cost $12,883,162)			12,856,588

Regional Agencies – 0.24%
Australia – 0.24%
Queensland Treasury 6.00% 10/14/15	AUD	345,000	284,243
Total Regional Agencies (cost $270,341)			284,243

Regional Authorities – 0.37%
Canada – 0.37%
Quebec Province 5.00% 12/1/15	CAD	460,000	430,916
Total Regional Authorities (cost $416,723)			430,916

«Senior Secured Loans – 3.20%
Aramark
7.08% 1/26/14	USD	276,387	278,114
7.485% 1/26/14		19,752	19,876
Community Health Bridge 9.36% 4/10/08		200,000	199,500
Ford Motor 8.36% 11/29/13		698,250	702,614
General Motors 7.725% 11/17/13		399,000	402,491
Georgia Pacific Term Loan Tranche B 7.114% 12/22/12		598,500	601,493
HCA 7.60% 11/17/13		199,500	201,744
Lyondell Chemical 7.121% 8/16/13		200,000	201,000
Telesat Canada 9.00% 2/14/08		150,000	150,000
United Airlines 7.375% 2/1/14		300,000	300,000
Univision Communications 7.605% 9/28/14		200,000	200,000

@Visteon 8.38% 6/13/13		200,000	201,750
Windstream Term Loan B 8.36% 7/17/13		300,000	301,875
Total Senior Secured Loans (cost $3,765,118)			3,760,457

Sovereign Debt – 2.78%
Brazil – 0.56%
Republic of Brazil 10.25% 1/10/28	BRL	1,230,000	656,737
			656,737
Colombia – 0.48%
Republic of Colombia 12.00% 10/22/15	COP	1,029,000,00	565,327
			565,327
Indonesia – 0.20%
#Republic of Indonesia 144A 6.625% 2/17/37	USD	240,000	238,200
			238,200
Mexico – 0.36%
Mexican Bonos
8.00% 12/17/15	MXN	2,295,000	213,118
10.00% 12/5/24	MXN	1,845,000	204,794
			417,912
Norway – 0.61%
Norwegian Government 6.50% 5/15/13	NOK	3,940,000	718,432
			718,432
United Kingdom – 0.49%
U.K. Treasury 8.00% 9/27/13	GBP	250,000	575,551
			575,551
Venezuela – 0.08%
Venezuela Government 9.375% 1/13/34	USD	80,000	100,480
			100,480
Total Sovereign Debt (cost $3,143,820)			3,272,639

U.S. Treasury Obligations – 12.56%
U.S. Treasury Bonds 4.50% 2/15/36		1,270,000	1,204,714
U.S. Treasury Inflation Index Bonds
2.00% 1/15/26		1,045,622	993,015
2.375% 1/15/27		227,007	228,754
U.S. Treasury Inflation Index Notes
2.00% 1/15/14		440,456	436,860
2.375% 4/15/11 to 1/15/17		1,249,731	1,269,168
2.50% 7/15/16		246,833	253,524
3.00% 7/15/12		820,417	861,086
U.S. Treasury Notes
4.50% 3/31/12		30,000	29,985
4.625% 2/15/17		6,305,000	6,304,017
^¥U.S. Treasury Strip 4.106% 11/15/13		4,295,000	3,198,323
Total U.S. Treasury Obligations (cost $14,844,335)			14,779,446

Repurchase Agreements – 10.39%
With BNP Paribas 5.10% 5/1/07
(dated 4/30/07, to be repurchased at $6,458,915,
collateralized by $2,075,000 U.S. Treasury Notes
2.75% due 8/15/07, market value $2,072,732,
$61,000 U.S. Treasury Notes 3.125% due 5/15/07,
market value $61,843, $1,568,000 U.S. Treasury
Notes 4.375% due 5/15/07, market value $1,598,609
and $2,797,000 U.S. Treasury Notes 4.75% due 11/15/08,
market value $2,859,373)		6,458,000	6,458,000

With Cantor Fitzgerald 5.09% 5/1/07
(dated 4/30/07, to be repurchased at $2,296,325,
collateralized by $2,368,000 U.S. Treasury Notes
3.625% due 7/15/09, market value $2,344,063)		2,296,000	2,296,000

With UBS Warburg 5.10% 5/1/07
(dated 4/30/07, to be repurchased at $3,478,493,
collateralized by $3,618,000 U.S. Treasury Bills
due 9/20/07, market value $3,549,494)		3,478,000	3,478,000
Total Repurchase Agreements (cost $12,232,000)			12,232,000

Total Value of Securities – 115.23%
(cost $135,898,603)			135,609,147
Liabilities Net of Receivables and Other Assets (See Notes) – (15.23%)z			(17,921,510)
Net Assets Applicable to 15,795,261 Shares Outstanding – 100.00%			$117,687,637

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
SEK – Swedish Krona
USD – United States Dollar

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2007, the aggregate amount of Rule 144A securities equaled $14,083,458, which represented 11.97% of the Fund’s net assets. See Note 6 in “Notes.”
•Variable rate security. The rate shown is the rate as of April 30, 2007.
^Zero coupon security. The rate shown is the yield at the time of purchase.
@Illiquid security. At April 30, 2007, the aggregate amount of illiquid securities equaled $201,750, which represented 0.17% of the Fund’s net assets. See Note 6 in “Notes.”
¥Fully or partially pledged as collateral for financial futures contracts.
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
zOf this amount, $20,469,468 represents payable for securities purchased as of April 30, 2007.

Summary of Abbreviations:

ARM – Adjustable Rate Mortgage
FHLMC – Federal Home Loan Mortgage Corporation
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS –Goldman Sachs Reperforming Mortgage Securities
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at April 30, 2007:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(356,100)	USD	276,529	6/8/07	$(18,880)
CAD	(486,400)	USD	424,755	6/8/07	(13,970)
EUR	(18,100)	USD	24,787	6/8/07	48
EUR	399,170	USD	(542,154)	6/8/07	3,425
GBP	(287,200)	USD	570,544	6/8/07	(3,599)
JPY	(29,775,000)	USD	256,365	6/8/07	5,843
JPY	94,004	USD	(815)	6/8/07	(24)
JPY	51,088,153	USD	(433,398)	6/8/07	(3,550)
JPY	117,572,872	USD	(995,862)	6/8/07	(6,621)
MXN	(1,301,000)	USD	119,019	5/2/07	231
MXN	696,700	USD	(63,821)	5/3/07	(213)
NOK	(4,553,000)	USD	756,840	6/8/07	(9,192)
NOK	1,406,371	USD	(230,837)	6/8/07	5,782
SEK	1,601,910	USD	(236,589)	6/8/07	3,073
					$(37,647)

Futures Contracts2

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	(Depreciation)
5 U.S. Treasury 2 year Notes	$ 1,022,124	$ 1,023,594	6/30/07	$ 1,470
(21) U.S. Treasury 5 year Notes	(2,215,067)	(2,222,391)	6/30/07	(7,324)
44 U.S. Treasury 10 year Notes	4,770,155	4,766,438	6/30/07	(3,717)
				$ (9,571)

Swap Contracts3

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Appreciation
Protection Purchased:
Goldman Sachs
Beazer Homes
5 yr CDS IndexCo	$ 325,000	3.08%	6/20/12	$ 8,073
Goldman Sachs
CDS IndexCo ABX
Home Equity BBB-Index 06-1	1,500,000	2.67%	7/25/45	11,550
				$19,623

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (the “Trust”) - Delaware Core Plus Bond Fund (formerly Delaware American Government Bond Fund) (the “Fund”).

Security Valuation - U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates value. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$136,000,670
Aggregate unrealized appreciation	667,386
Aggregate unrealized depreciation	(1,058,909)
Net unrealized depreciation	$(391,523)

For federal income tax purposes, at July 31, 2006, capital loss carryforwards of $17,020,075 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $3,195,086 expires in 2007, $6,907,431 expires in 2008, $1,219,236 expires in 2009, $2,497,064 expires in 2012, $1,839,322 expires in 2013 and $1,361,936 expires in 2014.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

5. Swap Contracts
The Fund may enter into index swap contracts and credit default swap (“CDS”) contracts in accordance with its investment objectives. The Fund may use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended April 30, 2007, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement. For the period ended April 30, 2007, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

6. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standards & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to the Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

7. Subsequent Event
As of the close of business on May 31, 2007, each Fund in the Delaware Investments Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund's shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (“CDSC”) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because a Fund's or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2007
		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.03%
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31	USD	13,027	$12,980
Total Agency Asset-Backed Securities (cost $12,997)			12,980

Agency Collateralized Mortgage Obligations – 0.03%
Government National Mortgage Association Series 2002-20 VD 6.00% 4/20/19		12,129	12,129
Total Agency Collateralized Mortgage Obligations (cost $12,401)			12,129

Agency Mortgage-Backed Securities – 0.02%
Freddie Mac S.F. 30 yr 8.00% 5/1/31		5,458	5,798
Total Agency Mortgage-Backed Securities (cost $5,894)			5,798

Agency Obligations – 0.07%
Fannie Mae 4.75% 3/12/10		30,000	29,976
Total Agency Obligations (cost $30,052)			29,976

Commercial Mortgage-Backed Securities – 0.00%
Asset Securitization Series 1995-MD4 A1 7.10% 8/13/29		118	118
Total Commercial Mortgage-Backed Securities (cost $121)			118

Corporate Bonds – 3.86%
Basic Industry – 0.43%
Bowater 9.00% 8/1/09		115,000	121,469
Catalyst Paper 8.625% 6/15/11		55,000	56,031
			177,500
Brokerage – 0.51%
LaBranche
9.50% 5/15/09		95,000	99,988
11.00% 5/15/12		100,000	109,500
			209,488
Consumer Cyclical – 1.24%
Ford Motor Credit 9.875% 8/10/11		155,000	165,197
GMAC
•6.306% 7/16/07		230,000	230,098
6.875% 9/15/11		100,000	100,430
MGM MIRAGE 9.75% 6/1/07		20,000	20,075
			515,800
Consumer Non-Cyclical – 0.64%
Pilgrim's Pride 9.625% 9/15/11		100,000	104,750
US Oncology 9.00% 8/15/12		150,000	160,500
			265,250
Energy – 0.06%
•Secunda International 13.356% 9/1/12		25,000	26,000
			26,000
Financials – 0.98%
General Electric Capital 6.50% 1/29/09	NZD	245,000	177,342
Residential Capital
6.50% 4/17/13	USD	25,000	25,017
6.875% 6/30/15		200,000	202,837
			405,196
Total Corporate Bonds (cost $1,569,436)			1,599,234

Municipal Bonds – 0.38%
•Massachusetts State Special Obligation Revenue Loan Series A 4.034% 6/1/22 (FSA)		150,000	156,312
Total Municipal Bonds (cost $163,696)			156,312

Non-Agency Asset-Backed Securities – 0.47%
•Countrywide Asset-Backed Certificates Series 2006-S7 A3 5.712% 11/25/35		195,000	194,133
Total Non-Agency Asset-Backed Securities (cost $194,998)			194,133

Non-Agency Collateralized Mortgage Obligations – 1.24%
•Bank of America Mortgage Securities Series 2002-K 2A1 6.341% 10/20/32		48,530	49,257
•Structured Adjustable Rate Mortgage Loan Trust
Series 2005-22 4A2 5.377% 12/25/35		22,861	22,700
Series 2006-5 5A4 5.572% 6/25/36		46,976	46,875
•wWashington Mutual Mortgage Pass Through Certificates Series 2003-AR7 A5 3.066% 8/25/33		16,036	15,780
•Wells Fargo Mortgage Backed Securities Trust
Series 2004-EE 3A1 3.989% 12/25/34		177,210	174,790
Series 2006-AR6 7A1 5.111% 3/25/36		208,689	206,348
Total Non-Agency Collateralized Mortgage Obligations (cost $510,022)			515,750

«Senior Secured Loans – 0.24%
@Visteon 8.38% 6/13/13		100,000	100,875
Total Senior Secured Loans (cost $100,000)			100,875

Sovereign Debt – 2.72%
Brazil – 0.47%
Republic of Brazil 6.00% 8/15/10	BRL	401,407	194,348
			194,348
France – 0.15%
Government of France 3.00% 7/25/09	EUR	45,282	63,104
			63,104
Japan – 0.88%
Japanese Government CPI Linked Bond 0.80% 3/10/16	JPY	44,820,000	365,733
			365,733
Sweden – 0.80%
Swedish Government 3.50% 12/1/15	SEK	1,750,000	329,591
			329,591
United Kingdom – 0.42%
U.K. Treasury 4.00% 3/7/09	GBP	90,000	175,294
			175,294
Total Sovereign Debt (cost $1,063,750)			1,128,070

Supranational Banks – 0.46%
^International Bank for Reconstruction & Development 7.541% 8/20/07	NZD	266,000	192,448
Total Supranational Banks (cost $178,269)			192,448

U.S. Treasury Obligations – 99.71%
U.S. Treasury Inflation Index Bonds
2.00% 1/15/26	USD	5,028,214	4,775,234
2.375% 1/15/25		1,090,194	1,096,284
2.375% 1/15/27		2,547,545	2,567,151
3.375% 4/15/32		676,299	822,602
3.625% 4/15/28		88,057	107,076
3.875% 4/15/29		2,858,995	3,622,884
U.S. Treasury Inflation Index Notes
0.875% 4/15/10		247,041	239,263
1.875% 7/15/13		2,564,595	2,535,643
2.00% 4/15/12		5,968,967	5,953,740
¥2.00% 1/15/14		7,691,463	7,628,669
2.00% 7/15/14		129,528	128,476
2.00% 1/15/16		3,869,828	3,814,656
2.375% 1/15/17		5,301,875	5,386,169
2.50% 7/15/16		75,561	77,609
3.375% 1/15/12		22,917	24,330
3.625% 1/15/08		119,643	121,204
3.875% 1/15/09		2,208,321	2,282,941
4.25% 1/15/10		96,746	102,758
U.S. Treasury Notes 4.625% 2/15/17		75,000	74,988
Total U.S. Treasury Obligations (cost $41,000,255)			41,361,677

Total Value of Securities – 109.23%
(cost $44,841,891)			45,309,500
Liabilities Net of Receivables and Other Assets (See Notes) – (9.23%)z			(3,827,357)
Net Assets Applicable to 4,274,572 Shares Outstanding – 100.00%			$41,482,143

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real

EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
NOK – Norwegian Kroner
NZD – New Zealand Dollar
SEK – Swedish Krona
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2007.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¥Fully or partially pledged as collateral for financial futures contracts.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
@Illiquid security. At April 30, 2007, the aggregate amount of illiquid securities equaled $100,875, which represented 0.24% of the Fund’s net assets. See Note 5 in “Notes.”
zOf this amount, $4,581,538 represents payable for securities purchased as of April 30, 2007.

Summary of Abbreviations:
CPI – Consumer Price Index
FSA – Insured by Financial Security Assurance
S.F. – Single Family
yr – Year

The following foreign currency exchange contracts, foreign cross currency exchange contracts and futures contracts were outstanding at April 30, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
GBP	(89,390)	USD	178,997	5/31/07	286
JPY	29,794	USD	(258)	6/8/07	(7)
JPY	65,866	USD	(572)	6/8/07	(18)
NOK	1,095,811	SEK	(1,251,833)	6/8/07	(2,919)
NZD	(505,882)	USD	346,357	6/8/07	(27,224)
SEK	(625,000)	USD	89,014	6/8/07	(4,492)
SEK	610,900	USD	(90,225)	6/8/07	1,172
					$(33,202)

Futures Contracts[2]
				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	(Depreciation)
12 U.S. Treasury 2 year Notes	$ 2,455,161	$ 2,456,625	6/30/07	$ 1,464
(5) U.S. Treasury 5 year Notes	(528,423)	(529,141)	6/30/07	(718)
(23) U.S. Treasury 10 year Notes	(2,490,183)	(2,491,547)	6/30/07	(1,364)
(15) U.S. Treasury Long Bond	(1,682,181)	(1,676,250)	6/30/07	5,931
				$ 5,313

The use of foreign currency exchange contracts, foreign cross currency exchange contracts and futures contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 3 in “Notes.”
[2] See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (the “Trust”) - Delaware Inflation Protected Bond Fund (the “Fund”).

Security Valuation - Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$45,108,679
Aggregate unrealized appreciation	408,024
Aggregate unrealized depreciation	(207,203)
Net unrealized appreciation	$200,821

For federal income tax purposes, at July 31, 2006, capital loss carryforwards of $7,100 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,100 expires in 2014.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At April 30, 2007, there were no Rule 144A securities. Illiquid securities have been identified on the Schedule of Investments.

6. Subsequent Event
As of the close of business on May 31, 2007, each Fund in the Delaware Investments Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund's shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (“CDSC”) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because a Fund's or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: